Employee Stock-Based Compensation	6 Months Ended
Jun. 30, 2015
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Employee Stock-Based Compensation

4. Employee Stock-Based Compensation

Stock Option Grant

On February 11, 2015, our board of directors granted 142,000 stock options to employees under our 2014 Incentive Plan. All the awards vest at 25% per year at each anniversary of the grant date over four years. The exercise price for the options was $6.35 per share, which was the closing stock price on the grant date. The weighted average grant date fair value of the options was $4.20 and was determined using the Black-Scholes option-pricing model with the following weighted average assumptions:

Expected life	6.0 years
Expected volatility	75.2%
Expected dividend yield	0.00%
Risk-free rate	1.75%

The expected life represents the period of time the options are expected to be outstanding. We used the simplified method for determining the expected life assumption due to limited historical exercise experience on our stock options. The expected volatility is based on the historical volatility of our common stock over the most recent period equal to the expected life of the option. The expected dividend yield is based on our history of not paying regular dividends in the past and our current intention to not pay regular dividends in the foreseeable future. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant and has a term equal to the expected life of the options.

Restricted Stock Units Grant

On February 11, 2015, our board of directors granted 142,000 RSUs to employees under our 2014 Incentive Plan. All of the awards vest at 25% per year at each anniversary of the grant date over the next four years. The grant date fair value for the restricted stock units was $6.35 per share, which was the closing stock price on the grant date.